UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 21, 2011 (Date of earliest event reported):

Keynote Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27241	94-3226488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Mariners Island Blvd,

San Mateo, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 403-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This form 8-K/A amends the Current Report on Form 8-K of Keynote Systems, Inc. (“Keynote”), filed on October 21, 2011, regarding the acquisition of all of the outstanding capital stock of Mobile Complete, Inc. (“Mobile Complete”) through the merger of a wholly-owned subsidiary of Keynote with Mobile Complete, with Mobile Complete becoming a wholly-owned subsidiary of Keynote. The sole purpose of this amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The audited consolidated financial statements of Mobile Complete, as of and for the years ended December 31, 2010 and 2009 are filed as Exhibit 99.1 hereto.

The unaudited condensed consolidated financial statements of Mobile Complete, as of and for the nine months ended September 30, 2011 and 2010 are filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information. The required unaudited pro forma condensed combined financial information as of and for the year ended September 30, 2011 is filed as Exhibit 99.3 hereto.

(d)	Exhibits

Exhibit 23.1	Consent of Frank, Rimerman + Co. LLP, independent auditors of Mobile Complete

Exhibit 99.1	Audited consolidated financial statements of Mobile Complete, as of and for the years ended December 31, 2010 and 2009

Exhibit 99.2	Unaudited condensed consolidated financial statements of Mobile Complete, as of and for the nine months ended September 30, 2011 and 2010

Exhibit 99.3

Unaudited pro forma condensed combined balance sheet of Keynote and Mobile Complete as of September 30, 2011 and unaudited pro forma condensed combined statement of operations of Keynote and Mobile Complete for the year ended September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keynote Systems, Inc.

Date: December 29, 2011	By:	/s/ Curtis H. Smith
Curtis H. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Frank, Rimerman + Co. LLP, independent auditors for Mobile Complete

99.1	Audited consolidated financial statements of Mobile Complete, as of and for the years ended December 31, 2010 and 2009

99.2	Unaudited condensed consolidated financial statements of Mobile Complete, as of and for the nine months ended September 30, 2011 and 2010

99.3

Unaudited pro forma condensed combined balance sheet of Keynote and Mobile Complete as of September 30, 2011 and unaudited pro forma condensed combined statement of operations of Keynote and Mobile Complete for the year ended September 30, 2011